SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
 The Securities Act of 1934


April 25, 2001
(Date of Report, date of earliest event reported)


Stage Stores, Inc.
(Exact name of registrant as specified in its charter)


001-14035
(Commission File Number)

DELAWARE
(State or other jurisdiction
of incorporation)
76-0407711
(I.R.S. Employer Identification No.)


10201 Main Street, Houston, Texas
(Address of principal executive
offices)
77025
(Zip Code)


(713) 667-5601
(Registrant's telephone number, including area code)


Not Applicable
(Former name or former address, if changed since last report)



ITEM 5.  Other Events.

A press release regarding the Company
announcing that it had filed a Plan of
Reorganization and Disclosure Statement with the U.S. Bankruptcy Court for the Southern District of Texas was issued by the Company on April 25, 2001 and is attached hereto as Exhibit 99.1.


ITEM 7.  Financial Statements and Exhibits.

(a) Financial statements of business
acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1  Press release dated April 25, 2001
issued by the Company.








SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

              STAGE STORES, INC.

April 25, 2001         /s/Michael E. McCreery
 (Date)                Michael E. McCreery
                       Executive Vice President
                       and Chief Financial Officer










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